UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2012

Date of reporting period: November 19, 2012

Kavilco Incorporated Newsletter

November 15, 2012

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that the dividend declaration, portfolio, and important reminders about distributions from Kavilco's newsletter are attached to the N-30B-2. Articles not included in our filing are Direct Deposit and In Memory of Dr. Erma G. Lawrence.

Dividend Declaration

I am pleased to announce that on November 2, 2012, the Board of Directors declared a cash dividend of $75.00 per share of which $99,809.00 is long-term capital gains. Your dividend shows a $4.00 increase over the 2011 amount of $71.00 per share. This dividend was paid to shareholders of record as of November 5, 2012. The Board of Directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 15, 2012. Your dividend check is enclosed with this newsletter unless you have direct deposit.

HISTORICAL DISTRIBUTION FACTS: After the 1980 timber sale to ITT Rayonier, Kavilco had a net worth of $22,812,918.

As of 2012, Kavilco has made $48,143,999 in dividend payments. We distributed more than the entire net worth of Kavilco, which has total assets of $41,647,186.

In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means we have saved $12,769,920 in corporate taxes. The tax savings are passed on to the shareholder. Since 1990, a person owning 100 shares is $106,416 richer because we are an investment company. An added benefit of being an investment company is that Kavilco is subject to SEC regulations protecting its shareholders.

Highlights of the Annual Meeting

Kavilco’s 39th Annual Meeting was represented by 85% of our shareholders, either in person or by proxy. Shareholder Julie Coburn opened the meeting with a prayer.

Mr. Thompson offered condolences and remembrance of Sarah Peele, original Kavilco shareholder.

Mr. Thompson discussed the treatment plant project indicating that it is going well and is expected to finish by February 2013. The Red Bunkhouse work is also going well after changing the placement of the septic tank. Silviculture work is going well with Claire Doig. We’re looking at 2nd growth sales of some timber available for harvest.

It was noted that lots in Kasaan are in the shareholders name and are the sole responsibility of the owners. Inga Olsen discussed land inheritance and Alaskan land distribution. She noted that with Federal division of Alaskan Native Corporations and their related local tribes, lands inherited are being unnecessarily tied up in probate court with the Department of the Interior.

Sara (Bauer) White asked a number of questions and they were addressed as follows:

  Why was the financial report not included in Kavilco’s Annual Report to shareholders? Mr. Burns, CFO indicated that the audited financial statements are distributed in February to all shareholders. Putting the audited financial statements in the annual report in November is a duplication of effort and it is also obsolete financial information. Going forward, the shareholders will receive the annual report earlier in the year and it will include the semi-annual financial statements that are regularly sent out with the August newsletter. This Annual Report will replace the August newsletter.
  Are the minutes of Board meetings available to the shareholders? The CFO indicated that they are available, but due to the confidentiality of these measured documents, they are only available for viewing in the office and cannot be removed or copied.
  In relation to the costs of Board meetings, why are we not using teleconference or Skype? The Board has discussed using teleconference and Skype and is has been determined that it is not currently an effective or efficient way of doing business.

A lengthy discussion of a letter sent to an unknown number of shareholders, from an unknown source, in support of the Board and against the person running against the Board took place. Shareholders were assured that stockholder address lists were confidential unless a shareholder gets the list under provisions of the S.E.C. A group of Shareholders, represented by Sandra White were shocked and dismayed that this letter was sent out and wanted the person who sent it held responsible. Melinda White asked why we should hold anyone responsible for this now, due to the elections being over, and the challenger who was disparaged in the letter had won a seat on the Board.

There was a motion by Sandra (Bauer) White, seconded by Kathy Doyle that the Kavilco Board of Directors shall figure out what parties are responsible for sending out the anonymous letter to Shareholders and terminate any Board members that were involved. We would like the findings reported in a letter back to the shareholders within 14 days of this 2012 annual meeting.

The Board of Directors pointed out that they were also offended by the letter and that they had an executive session at the Friday meeting to try and get to the bottom of the source of the letter. The Board is also considering hiring a private investigator to determine the source of the letter.

Mr. Burns stated that the mailing violated the SEC proxy regulations. In order to get to the bottom of this issue, he recommended that, as the Chief Compliance officer, he would contact the Enforcement Division of the SEC and request an investigation of the unauthorized proxy solicitation. The letter to the SEC and their findings would be communicated to the shareholders. The shareholders and the Board members agreed this would be the proper course of action.

  It was noted that shareholder Juanita Smith opened a Facebook page named "Kavilco Shareholders" to help connect shareholders and all shareholders are invited to join the Facebook page.
  It was requested that shareholders are notified when a person is running for the Board in the future in the newsletter or in some other way.
  Shareholder, Julia Coburn asked why there were differences in the Board compensations and it was stated that the differences are because of the varying health insurance costs.

The level of participation in this year’s meeting was very good. Please feel free to contact me at the Field Office in Kasaan, 907-542-2214, or toll free at our Seattle office at 800-786-9574 if you have any questions throughout the year.

Sincerely,

/s/ Louis A. Thompson, President/CEO

Shareholders Annual Auction and Raffle

KHHF and the Kavilco Board of Directors thank all the generous donors and bidders at this year’s fundraiser. The auction/raffle following the KAVILCO-sponsored annual dinner raised $5,535.

A special Haw'aa! to all who helped to create baskets, set up the auction, sell tickets, or help during the raffle: Linda Koons Auger, Paige Jones, Sydney Locklear, Hailee and Jenna Miller, Kimberly Wilson, Dianne Demmert and Henry Jones. Thank you to Cape Fox Lodge for donating a $200 guest certificate for one night lodging in water view room with King bed.

Grand Prize Winners: Haida bentwood box basket won by Halee Miller; Goody Basket won by Jenna Miller; small Haida Goody Basket won by Sydney Locklear.

50/50 Raffle ($442) won by Richard Peterson.

Straight auction items: Haida Drum (by Artist Ardath Peterson) $750 (Chris Breinig); Haida hat by Artist Dianne Demmert and Hand weaved Christmas ornament by artist Kimberly Wilson , $400 (Richard Peterson); Hand weaved flower bouquet by artist Kimberly Wilson and hard smoked King strips (Marie Miller).

More detailed information on donations will appear in the 2012 KHHF Newsletter. A big Haw'aa! to the City of Kasaan, Kavilco OVK, Kavilco shareholders and friends who all pitch in to make this annual event a huge success. These funds are dedicated to Naay' Iwaans/Whale House restoration.

KHHF, in partnership with Kavilco and OVK, has committed up to $12,500 to the first two phases of the project.

Election Results

Kavilco faced a contested election this year. On June 25, 2012, Frederick Olsen, Jr. notified the Company that he intended to nominate himself for election to the Board of Directors at the Annual Meeting.

Final voting results: Louis Jones Sr. 8,019 votes; Frederick Olsen, Jr. 7,380 votes; Kenneth Gordon 7,115 votes, John Campbell 6,348 votes. The three nominees with the highest affirmative totals were elected to the Board.

The selection of Peterson Sullivan as Kavilco’s independent public accountants was ratified. Votes for: 8,921; against 40; abstain 660.

Thank You Tow ‘towth Kit

John Campbell "Tow ‘towth Kit" has been working as the Secretary to the Board of Directors for eighteen years. John’s hard work and dedication to the Board are undisputed.

John’s input and guidance during the bond crash of 1994, the recession of 1999, the 2000 stock market crash, and the 2008 collapse of the housing bubble; along with his help in avoiding collateralized debt obligations, working through the collapse of the insurance and banking industries, and his valuable input in the current stagnant economy will be sorely missed.

The Board and Staff would like to thank John Campbell for 18 years of service on the Kavilco Board of Director’s and we would like to wish him all the best in his future endeavors.

Welcome to Fred Olsen, Jr.

Congratulations are extended to Frederick Otilius Olsen, Jr. on his successful bid for a seat on the Board of Director’s.

Frederick is an original shareholder of Kavilco, born in Ketchikan Alaska. Frederick’s great grandfather Joseph Jones and his family lived in Old Kasaan.

The Board looks forward to another view working on Kavilco’s portfolio with it’s new director and would like to officially welcome Fred as the newest member of the Kavilco Board of Directors.

Proxy Prizes Awarded
$350 Early Bird-Elizabeth Galler
$350 Early Bird-Herbert F. Lawrence, Sr.
$200 All Proxies-Sheila DeLapp
$200 All Proxies-Lorraine S. Kahle
$100 Attendees-Audrey Escoffon
$100 Attendees-Ardath Peterson
$100 Attendees-Frederick Olsen Jr.
$100 Attendees-Julia Coburn

CFO’s Report

Mr. Burns discussed the following economic and portfolio issues with the shareholders:
The global economy is in a dismal state with the European Union in a recession. Japan, China, and the U.S. economy are in a slowdown. Actual unemployment is around 16%. On a positive note, new housing and permits appear to be improving over last year.

Economic and financial concerns in the bond portfolio as reviewed at each Board meeting:
Transocean Inc. (the leased deep water drilling rig by BP that blew up in the Gulf of Mexico) and a number of sub-contractors have not settled with the government. A trial date is set for February and the company has set aside $1.95 billion as a contingent provision in their balance sheet.

Avon Products are in talks with the Department of Justice about bribery allegations in South America and China. Income has declined, however; the company has enough capital to make bond interest and principal payments.

Portfolio in general:
From November 2011 to November 2012 there were 80 equity purchases for a total of $3,802,152. During the same period there were $5,968,805 in bond investments with an average yield of 6% that either matured or were called in by the issuing corporation. There are major problems with re-investing the $5,968,805 due to the available interest income investment opportunities: Money Market .16%; “A” rated 8 year corporate bonds 2.31%; BBB rated 8 year corporate bonds 3.24%. The risks are too high and the returns are too low to consider corporate bonds as a viable investment.

Just over a year ago, in order to make up for the corporate bond shortfall, the Board decided to shift the portfolio towards dividend yielding stocks.

We currently have 92 positions comprised of stocks with an average yield 6.72% and bonds with an average yield of 5.43%.

THE WHITE HOUSE OFFICE OF THE PRESS SECRETARY
For Immediate Release November 1, 2012
NATIONAL NATIVE AMERICAN HERITAGE MONTH, 2012
By the PRESIDENT OF THE UNITED STATES OF AMERICA
A PROCLAMATION

As the first people to live on the land we all cherish, American Indians and Alaska Natives have profoundly shaped our country’s character and our cultural heritage. Today, Native Americans are leaders in every aspect of our society - from the classroom, to the boardroom, to the battlefield. This month, we celebrate and honor the many ways American Indians and Alaska Natives have enriched our Nation, and we renew our commitment to respecting each tribe’s identity while ensuring equal opportunity to pursue the American dream.

In paying tribute to Native American achievements, we must also acknowledge the parts of our shared history that have been marred by violence and tragic mistreatment. For centuries, Native Americans faced cruelty, injustice, and broken promises. As we work together to forge a brighter future, we cannot shy away from the difficult aspects of our past. That is why, in 2009, I signed a bipartisan resolution that finally recognized the sad and painful chapters in our shared history. My Administration remains dedicated to writing a new chapter in that history by strengthening our government-to-government relationship with tribal nations while enhancing tribal sovereignty and tribal self-determination.

Because we know that the best ideas for tribal nations come from within, my Administration has continued to engage tribal leaders in developing an agenda that respects their expertise on matters affecting American Indians and Alaska Natives. In collaboration with tribal nations, we are making critical investments to improve health and education services, create jobs, and strengthen tribal economies. In July, I was proud to sign the Helping Expedite and Advance Responsible Tribal Homeownership (HEARTH) Act into law, which will enhance tribal control over the leasing of Indian lands. Last December, I signed an Executive Order to expand educational opportunities for Native American students. It aims to preserve Native languages, cultures, and histories while offering a competitive education that prepares young people to succeed in college and careers. And under the Tribal Law and Order Act and the Safe Indian Communities initiative, we are continuing to work with tribes to build safer communities. My Administration also supports the United Nations Declaration on the Rights of Indigenous Peoples.

Many longstanding Native American legal claims against the United States have been resolved, which will help accelerate the restoration of trust in our relationships with tribal nations. The settlements that came out of these claims - including the historic Cobell and Keepseagle settlements, as well as more than 50 settlements in cases alleging Federal mismanagement of tribal trust funds and resources - will put an end to decades of litigation and help drive economic development in tribal communities in the years to come.

In partnership with tribal nations, my Administrations has addressed injustices and built new avenues of opportunity for American Indians and Alaska Natives. As we celebrate National Native American Heritage Month, let us move forward in the spirit of mutual understanding and mutual trust, and confident that our challenges can be met and that our shared future is bright.

NOW, THEREFORE, I, BARACK OBAMA, President of the United States of America, by virtue of the authority vested in me by the Constitution and the laws of the United States, do hereby proclaim November 2012 as National Native American Heritage Month. I call upon all Americans to commemorate this month with appropriate programs and activities, and to celebrate November 23, 2012, as Native American Heritage Day.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of November, in the year of our Lord two thousand twelve, and in the Independence of the United States of America the two hundred and thirty-seventh. BARACK OBAMA